UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31, 2013

Date of reporting period: March 31, 2013

ITEM 1. REPORT TO SHAREHOLDERS

Wells Fargo Advantage Precious Metals Fund

Annual Report

March 31, 2013

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The views expressed and any forward-looking statements are as of March 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $224 billion in assets under management, as of March 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Precious Metals Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For most of the period, U.S. economic data remained moderately positive.

As central banks continued to provide liquidity, investor worries about the effect of a European sovereign debt default on the global economy began to ease.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Precious Metals Fund for the 12-month period ended March 31, 2013. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, partially offset by concerns about the possible effects of the ongoing European sovereign debt crisis on the global economy. After weakening in the latter part of 2012, the U.S. dollar strengthened in early 2013, leading to a modest loss for physical gold (which often trades inversely to the U.S. dollar) for the 12-month period and a volatile, unfavorable environment for gold-related stocks.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 1.3% annualized rate in the second quarter of 2012, slower than the pace in the first quarter of 2012 but in solid positive territory. Reported GDP growth reaccelerated to a 3.1% annualized rate in the third quarter of 2012, only to fall back to a 0.4% annualized rate in the fourth quarter. Many analysts attributed the fourth quarter weakness to the temporary aftereffects from Hurricane Sandy, which devastated the Eastern Seaboard in October 2012. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.2% in March 2012 to 7.6% in March 2013.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

In July 2012, the ECB cut its key rate to a historic low of 0.75%. In addition, the ECB announced in September 2012 that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Moreover, in mid-March 2013, the governor of the Bank of Japan resigned to allow Shinzo Abe, the recently reelected prime minister, to appoint a new bank governor who was expected to use aggressive monetary policies to attack Japan’s persistent deflation.

The debt crisis in the eurozone returned to center stage but with less impact than before.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors initially worried that a Greek default would result in another global financial crisis. However, as central banks continued to provide liquidity, investor worries about the effect of a European sovereign debt default on the global economy began to ease. When the tiny eurozone nation of Cyprus was

Letter to shareholders (unaudited)	Wells Fargo Advantage Precious Metals Fund	3

forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility.

An improved U.S. economy led to strength in the U.S. dollar and weakness in both gold and gold-related stocks.

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period and strength in the U.S. dollar. The dollar did weaken in late 2012 after the FOMC’s announcement of further monetary easing led to fears of U.S. dollar debasement. However, the prospect of aggressive monetary easing in Japan sparked weakness in the yen, and the situation in Cyprus led to weakness in the euro. As investors sold out of competing currencies, the U.S. dollar strengthened in early 2013. Because gold often trades inversely to the dollar, the price of gold modestly declined over the reporting period. Gold stocks posted even deeper declines, in part because gold miners were plagued by rising operating and labor costs. For the period, the FTSE Gold Mines Index1 posted a loss in excess of 24%.

We employ a diverse array of investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated U.S. and Southern European unemployment continues to pressure consumers and businesses alike. As a whole, Wells Fargo Advantage Funds represent investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

4	Wells Fargo Advantage Precious Metals Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael Bradshaw, CFA

Oleg Makhorine

Average annual total returns1 (%) as of March 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKWAX)	1-20-1998	(25.68)	(2.45)	14.52	(21.14)	(1.29)	15.20	1.15	1.10
Class B (EKWBX)*	1-30-1978	(25.51)	(2.34)	14.62	(21.74)	(2.02)	14.62	1.90	1.85
Class C (EKWCX)	1-29-1998	(22.74)	(2.03)	14.36	(21.74)	(2.03)	14.36	1.90	1.85
Administrator Class (EKWDX)	7-30-2010	–	–	–	(21.05)	(1.17)	15.34	0.99	0.96
Institutional Class (EKWYX)	2-29-2000	–	–	–	(20.89)	(0.99)	15.54	0.72	0.72
FTSE Gold Mines Index[4]	–	–	–	–	(24.19)	(3.90)	8.66	–	–
S&P 500 Index[5]	–	–	–	–	13.96	5.81	8.53	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Funds that concentrate their investments in limited sectors, such as gold related investments may be susceptible to financial, economic, or market events impacting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Precious Metals Fund	5

Growth of $10,000 investment[6] as of March 31, 2013

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Precious Metals Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.95% for Administrator Class, and 0.79% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Country allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Precious Metals Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	Excluding sales charges, the Fund outperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period that ended March 31, 2013, a period that included an unusually sharp decline in the price of gold and the shares of precious metals stocks.

■	Our holdings in physical gold (which we own through an investment vehicle) and gold royalty stocks aided results during the period, as did our overweight position in Randgold Resources Limited.

■	Our overweight allocations to Osisko Mining Corporation and Centerra Gold Incorporated and our underweight to New Gold Incorporated and Newmont Mining Corporation detracted from results.

The price of gold fell 4% during the 12-month period.

Several factors drove the price of gold during the period. Gold often trades inversely to the U.S. dollar. The metal also tends to outperform in times of macroeconomic stress. The price of gold rose in September 2012 on the U.S. Federal Reserve’s (Fed’s) announcement of its third round of quantitative easing, raising fears of U.S. dollar debasement. Toward the end of the reporting period, as the U.S. labor market and economy showed signs of improvement and as fears surrounding the European debt crisis receded, the price of gold retraced all of its previous gains. For the full 12-month period, the price of gold declined by 4%.

Ten largest equity holdings[7] (%) as of March 31, 2013
Randgold Resources Limited ADR	8.77
Newcrest Mining Limited	7.43
Goldcorp Incorporated	6.32
Barrick Gold Corporation	5.76
Yamana Gold Incorporated	5.65
Wells Fargo Special Investments (Cayman) SPC	5.37
Kinross Gold Corporation	4.80
Eldorado Gold Corporation	4.78
Agnico-Eagle Mines Limited	4.76
Newmont Mining Corporation	3.26

Gold-mining stocks underperformed relative to the price of gold.

The prices of gold-mining stocks typically rise or fall further than the price of gold. The 12-month period was no exception, with the smaller-capitalization exploration-and-development names faring the worst. However, a majority of the larger-capitalization companies also underperformed.

Randgold Resources was the Fund’s top contributor to relative results. The company, which has mining operations in West Africa, benefited from improving operations and a reduction in hostilities within Mali. Other contributors included royalty companies Royal Gold Incorporated and Franco-Nevada Corporation. Royalty companies receive a share of a mine’s production in exchange for providing capital; Royal Gold and Franco-Nevada outperformed because, as royalty companies, they were not directly exposed to miners’ rising operating and capital costs. Gold producer Agnico Eagle Mines Limited outperformed after exceeding guidance for mine production. The stock price of CGA Mining Limited rose on a friendly takeover by another miner.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Precious Metals Fund	7

Country allocation[8] as of March 31, 2013

One of the most noteworthy detractors was Osisko Mining Corporation, which declined on news of a fire at its Malartic Mine in Quebec. Subsequent to the fire, Osisko announced that delays in receiving blasting permits would result in lower-than-expected production for 2013. The Fund’s underweight positions in Newmont Mining and New Gold also detracted, as both stocks outperformed.

We continue to believe that gold prices remain well supported by rising global liquidity and high sovereign debt levels.

In the past year, several central banks have injected liquidity into their economies, most recently the Bank of Japan. Japan’s announced tolerance of higher inflation rates and resulting currency depreciation could lead to currency wars among export-driven economies and, possibly, greater demand for gold.

Since the beginning of 2013, financial markets have focused on the possibility that the Fed might end its quantitative easing program as early as the summer of 2013. We do not share this expectation of imminent Fed tightening and believe that the Fed will more likely than not continue to pursue an aggressive monetary policy for an extended period.

We believe that gold prices will likely improve if economic growth in the U.S. plateaus and growth in Europe and Japan stagnates. The resultant rise in the gold price should support gold stock prices.

Please see footnotes on page 5.

8	Wells Fargo Advantage Precious Metals Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2012	Ending account value 3-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$722.11	$4.68	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%
Class B
Actual	$1,000.00	$719.35	$7.89	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Class C
Actual	$1,000.00	$719.39	$7.89	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Administrator Class
Actual	$1,000.00	$722.51	$4.08	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$723.24	$3.27	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	$3.83	0.76%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2013	Wells Fargo Advantage Precious Metals Fund	9

Security name	Shares	Value

Common Stocks: 89.41%

Australia: 9.63%
Gryphon Minerals Limited (Materials, Metals & Mining) †	3,913,874	$1,426,226
Newcrest Mining Limited (Materials, Metals & Mining)	2,931,552	61,196,342
Perseus Mining Limited (Materials, Metals & Mining) †	4,400,000	8,223,006
Regis Resources Limited (Materials, Metals & Mining) †	1,300,000	5,630,542
Sally Malay Mining Limited (Materials, Metals & Mining)	142,858	55,033
Troy Resources NL-Canadian exchange traded shares (Materials, Metals & Mining) †(i)144A	575,000	1,352,808
Troy Resources NL-Canadian exchange traded shares (Materials, Metals & Mining) †	500,000	1,176,355
Troy Resources NL-Canadian exchange traded shares-Legend Shares (Materials, Metals & Mining) †(i)	95,833	225,467

		79,285,779

Canada: 57.23%
Agnico-Eagle Mines Limited (Materials, Metals & Mining)	955,164	39,199,931
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining)	35,000	1,436,400
Alamos Gold Incorporated (Materials, Metals & Mining)	1,397,600	19,192,322
Atacama Pac Gold Corporation (Materials, Metals & Mining) †	400,000	885,958
Aureus Mining Incorporated (Materials, Metals & Mining) †	2,900,000	1,707,482
AuRico Gold Incorporated NPV (Materials, Metals & Mining)	400,000	2,520,057
B2Gold Corporation (Materials, Metals & Mining) †	740,000	2,250,923
Barrick Gold Corporation (Materials, Metals & Mining)	1,614,083	47,454,040
Centerra Gold Incorporated (Materials, Metals & Mining)	1,100,000	6,551,164
Centerra Gold Incorporated (Materials, Metals & Mining) 144A	350,000	2,084,461
Continental Gold Limited (Materials, Metals & Mining) †	800,000	5,134,616
Detour Gold Corporation (Materials, Metals & Mining) †	335,000	6,440,469
Detour Gold Corporation (Materials, Metals & Mining) †144A	525,000	10,093,272
Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) †	90,000	1,730,275
Eldorado Gold Corporation (Materials, Metals & Mining)	4,121,044	39,390,990
Entree Gold Incorporated (Materials, Metals & Mining) †	225,000	81,951
Entree Gold Incorporated-Legend Shares (Materials, Metals & Mining) †(i)	1,275,000	464,389
Exeter Resource Corporation (Materials, Metals & Mining) †	200,000	240,193
Exeter Resource Corporation-Legend Shares (Materials, Metals & Mining) †	585,000	696,806
First Quantum Minerals Limited (Materials, Metals & Mining)	186,500	3,546,961
First Quantum Minerals Limited-Legend Shares (Materials, Metals & Mining)	116,000	2,206,152
Franco-Nevada Corporation (Materials, Metals & Mining) 144A	142,500	6,504,627
Franco-Nevada Corporation (Materials, Metals & Mining)	200,000	9,129,301
Goldcorp Incorporated-U.S. exchange traded shares (Materials, Metals & Mining)	721,694	24,270,569
Goldcorp Incorporated (Materials, Metals & Mining)	1,547,254	52,059,991
IAMGOLD Corporation (Materials, Metals & Mining)	2,339,044	16,877,681
Kinross Gold Corporation (Materials, Metals & Mining)	5,000,553	39,577,148
Mag Silver Corporation (Materials, Metals & Mining) †(i)	400,000	3,795,836
Mag Silver Corporation-Legend Shares (Materials, Metals & Mining) †(i)	100,000	948,959
Nautilus Minerals Incorporated-Legend Shares (Materials, Metals & Mining) †(i)	254,934	63,994
New Gold Incorporated (Materials, Metals & Mining) †	1,000,000	9,095,831
Osisko Mining Corporation (Materials, Metals & Mining) †	2,097,002	12,447,626
Osisko Mining Corporation-Legend Shares (Materials, Metals & Mining) †	1,500,000	8,903,874
Platinum Group Metals Limited (Materials, Metals & Mining) †	3,350,000	4,715,755
Platinum Group Metals Limited-Legend Shares (Materials, Metals & Mining) †	800,000	1,126,151
Pretium Resources Incorporated (Materials, Metals & Mining) †	125,000	991,780
Rio Alto Mining Limited (Materials, Metals & Mining) †	750,000	3,447,852
Semafo Incorporated (Materials, Metals & Mining)	660,400	1,651,244

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Precious Metals Fund	Portfolio of investments—March 31, 2013

Security name		Shares	Value

Canada (continued)
Silver Wheaton Corporation (Materials, Metals & Mining)		250,000	$7,837,500
Tahoe Resources Incorporated (Materials, Metals & Mining) †		220,000	3,870,060
Tahoe Resources Incorporated-Legend Shares (Materials, Metals & Mining) †		280,000	4,925,530
Torex Gold Resources Incorporated (Materials, Metals & Mining) †(i)144A		1,850,000	3,150,564
Torex Gold Resources Incorporated (Materials, Metals & Mining) †		500,000	856,426
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) †(i)		2,662,500	4,534,257
Yamana Gold Incorporated-U.S. exchange traded shares (Materials, Metals & Mining)		700,537	10,753,243
Yamana Gold Incorporated (Materials, Metals & Mining)		3,022,040	46,556,998

			471,401,609

Peru: 1.50%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)		474,644	12,321,758

South Africa: 3.18%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)		615,591	14,497,168
Gold Fields Limited ADR (Materials, Metals & Mining)		429,196	3,326,269
Impala Platinum Holdings Limited (Materials, Metals & Mining)		569,346	8,395,954

			26,219,391

United Kingdom: 11.82%
Fresnillo plc (Materials, Metals & Mining)		1,000,000	20,603,738
Hochschild Mining plc (Materials, Metals & Mining)		1,099,251	4,574,833
Randgold Resources Limited ADR (Materials, Metals & Mining)		840,000	72,223,200

			97,401,771

United States: 6.05%
Newmont Mining Corporation (Materials, Metals & Mining)		640,455	26,828,660
Royal Gold Incorporated (Materials, Metals & Mining)		324,436	23,044,685

			49,873,345

Total Common Stocks (Cost $530,728,770)			736,503,653

Investment Companies: 1.14%
Gold Bullion Securities Limited †		60,748	9,347,902

Total Investment Companies (Cost $3,068,094)			9,347,902

Other: 5.37%
Wells Fargo Special Investments (Cayman) SPC †(l)		15,236	44,212,901

Total Other (Cost $24,331,149)			44,212,901

	Expiration date
Warrants: 0.03%

Canada: 0.03%
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining) †	12-2-2013	17,500	46,900
Aureus Mining Incorporated-Legend Shares (Materials, Metals & Mining) †(a)(i)	5-16-2014	725,000	0
Kinross Gold Corporation (Materials, Metals & Mining) †	9-17-2014	207,130	38,741
Kinross Gold Corporation-Legend Shares (Materials, Metals & Mining) †	9-17-2014	49,500	9,258
Kinross Gold Corporation (Materials, Metals & Mining) †	9-3-2013	232,238	1,143

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2013	Wells Fargo Advantage Precious Metals Fund	11

Security name		Expiration date	Shares	Value

Canada (continued)
Silver Wheaton Corporation (Materials, Metals & Mining) †		9-5-2013	12,950	$153,718
Torex Gold Resorces Incorporated (Materials, Metals & Mining) †144A		10-23-2013	462,500	34,123

Total Warrants (Cost $2,226,369)				283,883

	Yield
Short-Term Investments: 4.04%

Investment Companies: 4.04%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13%		33,256,831	33,256,831

Total Short-Term Investments (Cost $33,256,831)				33,256,831

Total investments in securities
(Cost $593,611,213)*	99.99%	823,605,170
Other assets and liabilities, net	0.01	111,605

Total net assets	100.00%	$823,716,775

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $641,719,993 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$307,973,021
Gross unrealized depreciation	(126,087,844)

Net unrealized appreciation	$181,885,177

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Precious Metals Fund	Statement of assets and liabilities—March 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$746,135,438
In affiliated securities, at value (see cost below)	77,469,732

Total investments, at value (see cost below)	823,605,170
Cash	339,077
Foreign currency, at value (see cost below)	435,383
Receivable for investments sold	815,944
Receivable for Fund shares sold	2,242,249
Receivable for dividends	654,588
Prepaid expenses and other assets	54,204

Total assets	828,146,615

Liabilities
Payable for investments purchased	1,253,470
Payable for Fund shares redeemed	2,125,477
Advisory fee payable	333,421
Distribution fees payable	136,507
Due to other related parties	200,044
Accrued expenses and other liabilities	380,921

Total liabilities	4,429,840

Total net assets	$823,716,775

NET ASSETS CONSIST OF
Paid-in capital	$652,423,804
Accumulated net investment loss	(13,472,816)
Accumulated net realized losses on investments	(45,232,339)
Net unrealized gains on investments	229,998,126

Total net assets	$823,716,775

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$498,873,667
Shares outstanding – Class A	9,309,738
Net asset value per share – Class A	$53.59
Maximum offering price per share – Class A2	$56.86
Net assets – Class B	$20,570,391
Shares outstanding – Class B	416,075
Net asset value per share – Class B	$49.44
Net assets – Class C	$191,782,087
Shares outstanding – Class C	3,933,292
Net asset value per share – Class C	$48.76
Net assets – Administrator Class	$53,142,010
Shares outstanding – Administrator Class	988,611
Net asset value per share – Administrator Class	$53.75
Net assets – Institutional Class	$59,348,620
Shares outstanding – Institutional Class	1,101,660
Net asset value per share – Institutional Class	$53.87

Investments in unaffiliated securities, at cost	$536,023,233

Investments in affiliated securities, at cost	$57,587,980

Total investments, at cost	$593,611,213

Foreign currency, at cost	$435,132

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2013	Wells Fargo Advantage Precious Metals Fund	13

Investment income
Dividends*	$10,815,435
Income from affiliated securities	34,504
Interest	29,321

Total investment income	10,879,260

Expenses
Advisory fee	5,824,807
Administration fees
Fund level	509,272
Class A	1,600,028
Class B	78,460
Class C	644,736
Administrator Class	55,363
Institutional Class	55,706
Shareholder servicing fees
Class A	1,538,490
Class B	74,524
Class C	619,938
Administrator Class	130,238
Distribution fees
Class B	226,327
Class C	1,859,814
Custody and accounting fees	157,165
Professional fees	44,979
Registration fees	84,514
Shareholder report expenses	187,394
Trustees’ fees and expenses	12,238
Other fees and expenses	35,666

Total expenses	13,739,659
Less: Fee waivers and/or expense reimbursements	(863,341)

Net expenses	12,876,318

Net investment loss	(1,997,058)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	10,401,024
Affiliated securities	538,826

Net realized gains on investments	10,939,850

Net change in unrealized gains (losses) on:
Unaffiliated securities	(239,310,807)
Affiliated securities	(2,741,758)

Net change in unrealized gains (losses) on investments	(242,052,565)

Net realized and unrealized gains (losses) on investments	(231,112,715)

Net decrease in net assets resulting from operations	$(233,109,773)

* Net of foreign dividend withholding taxes in the amount of	$1,277,334

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Precious Metals Fund	Statement of changes in net assets

	Year ended March 31, 2013		Year ended March 31, 2012

Operations
Net investment loss		$(1,997,058)		$(5,989,146)
Net realized gains on investments		10,939,850		49,442,344
Net change in unrealized gains (losses) on investments		(242,052,565)		(275,737,330)

Net decrease in net assets resulting from operations		(233,109,773)		(232,284,132)

Distributions to shareholders from
Net investment income
Class A		0		(12,514,890)
Class B		0		(77,579)
Class C		0		(1,646,156)
Administrator Class		0		(985,846)
Institutional Class		0		(1,778,913)
Net realized gains
Class A		(20,976,124)		(4,798,869)
Class B		(1,031,347)		(329,445)
Class C		(9,085,901)		(2,302,061)
Administrator Class		(1,920,708)		(367,359)
Institutional Class		(2,356,776)		(554,112)

Total distributions to shareholders		(35,370,856)		(25,355,230)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,257,424	144,428,980	2,714,698	222,195,855
Class B	7,670	467,719	16,859	1,282,248
Class C	391,142	23,464,336	529,768	40,442,337
Administrator Class	682,430	44,177,147	402,575	33,431,079
Institutional Class	491,438	31,917,407	413,439	34,298,298

		244,455,589		331,649,817

Reinvestment of distributions
Class A	282,267	18,262,664	199,451	14,801,866
Class B	14,040	839,997	4,282	315,216
Class C	113,346	6,688,558	39,944	2,827,987
Administrator Class	14,386	933,391	4,363	323,906
Institutional Class	32,413	2,106,197	28,510	2,110,923

		28,830,807		20,379,898

Payment for shares redeemed
Class A	(3,183,845)	(204,373,606)	(3,155,734)	(257,484,105)
Class B	(201,515)	(11,922,982)	(331,328)	(25,230,080)
Class C	(1,064,418)	(62,019,571)	(1,151,650)	(85,906,547)
Administrator Class	(467,926)	(29,628,436)	(745,273)	(61,347,307)
Institutional Class	(541,692)	(34,820,841)	(450,160)	(36,596,752)

		(342,765,436)		(466,564,791)

Net decrease in net assets resulting from capital share transactions		(69,479,040)		(114,535,076)

Total decrease in net assets		(337,959,669)		(372,174,438)

Net assets
Beginning of period		1,161,676,444		1,533,850,882

End of period		$823,716,775		$1,161,676,444

Accumulated (overdistributed) net investment loss		$(13,472,816)		$(7,296,098)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Precious Metals Fund	15

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS A	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$70.30	$85.64	$93.43	$64.40	$33.15	$76.98
Net investment loss	(0.01)[3]	(0.19)[3]	(0.21)[3]	(0.35)[3]	(0.33)[3]	(0.14)[3]
Net realized and unrealized gains (losses) on investments	(14.47)	(13.39)	3.24	29.38	33.23	(38.79)

Total from investment operations	(14.48)	(13.58)	3.03	29.03	32.90	(38.93)
Distributions to shareholders from
Net investment income	0.00	(1.27)	(4.06)	0.00	0.00	0.00
Net realized gains	(2.23)	(0.49)	(6.76)	0.00	(1.65)	(4.90)

Total distributions to shareholders	(2.23)	(1.76)	(10.82)	0.00	(1.65)	(4.90)
Net asset value, end of period	$53.59	$70.30	$85.64	$93.43	$64.40	$33.15
Total return[4]	(21.14)%	(15.95)%	3.14%	45.10%	103.24%	(53.66)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.14%	1.15%	1.09%	1.08%	1.07%
Net expenses	1.09%	1.09%	1.09%	1.05%	1.08%	1.05%
Net investment loss	(0.02)%	(0.24)%	(0.57)%	(0.45)%	(0.62)%	(0.21)%
Supplemental data
Portfolio turnover rate	6%	4%	5%	14%	14%	19%
Net assets, end of period (000s omitted)	$498,874	$699,773	$873,142	$954,220	$594,910	$275,695

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Precious Metals Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS B	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$65.53	$79.20	$86.53	$60.10	$31.25	$73.39
Net investment loss	(0.47)[3]	(0.77)[3]	(0.44)[3]	(0.86)[3]	(0.68)[3]	(0.60)[3]
Net realized and unrealized gains (losses) on investments	(13.39)	(12.29)	3.01	27.29	31.18	(36.64)

Total from investment operations	(13.86)	(13.06)	2.57	26.43	30.50	(37.24)
Distributions to shareholders from
Net investment income	0.00	(0.12)	(3.14)	0.00	0.00	0.00
Net realized gains	(2.23)	(0.49)	(6.76)	0.00	(1.65)	(4.90)

Total distributions to shareholders	(2.23)	(0.61)	(9.90)	0.00	(1.65)	(4.90)
Net asset value, end of period	$49.44	$65.53	$79.20	$86.53	$60.10	$31.25
Total return[4]	(21.74)%	(16.58)%	2.82%	44.00%	101.77%	(54.00)%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.89%	1.90%	1.83%	1.83%	1.80%
Net expenses	1.84%	1.84%	1.84%	1.80%	1.83%	1.80%
Net investment loss	(0.78)%	(1.01)%	(1.32)%	(1.19)%	(1.37)%	(0.97)%
Supplemental data
Portfolio turnover rate	6%	4%	5%	14%	14%	19%
Net assets, end of period (000s omitted)	$20,570	$39,046	$71,761	$82,984	$69,553	$40,766

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Precious Metals Fund	17

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS C	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$64.66	$78.43	$85.86	$59.63	$31.02	$72.90
Net investment loss	(0.46)[3]	(0.75)[3]	(0.43)[3]	(0.86)[3]	(0.68)[3]	(0.60)[3]
Net realized and unrealized gains (losses) on investments	(13.21)	(12.18)	2.98	27.09	30.94	(36.38)

Total from investment operations	(13.67)	(12.93)	2.55	26.23	30.26	(36.98)
Distributions to shareholders from
Net investment income	0.00	(0.35)	(3.22)	0.00	0.00	0.00
Net realized gains	(2.23)	(0.49)	(6.76)	0.00	(1.65)	(4.90)

Total distributions to shareholders	(2.23)	(0.84)	(9.98)	0.00	(1.65)	(4.90)
Net asset value, end of period	$48.76	$64.66	$78.43	$85.86	$59.63	$31.02
Total return[4]	(21.74)%	(16.58)%	2.82%	44.01%	101.75%	(54.01)%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.89%	1.90%	1.84%	1.83%	1.80%
Net expenses	1.84%	1.84%	1.84%	1.80%	1.83%	1.80%
Net investment loss	(0.77)%	(0.99)%	(1.31)%	(1.19)%	(1.37)%	(0.97)%
Supplemental data
Portfolio turnover rate	6%	4%	5%	14%	14%	19%
Net assets, end of period (000s omitted)	$191,782	$290,513	$398,047	$396,590	$273,636	$129,074

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Precious Metals Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended
ADMINISTRATOR CLASS	2013	2012	2011[1]	October 31, 2010[2]
Net asset value, beginning of period	$70.42	$85.70	$93.65	$77.73
Net investment income (loss)	0.08 [3]	(0.06)[3]	(0.11)[3]	(0.12)[3]
Net realized and unrealized gains (losses) on investments	(14.52)	(13.41)	3.22	16.04

Total from investment operations	(14.44)	(13.47)	3.11	15.92
Distributions to shareholders from
Net investment income	0.00	(1.32)	(4.30)	0.00
Net realized gains	(2.23)	(0.49)	(6.76)	0.00

Total distributions to shareholders	(2.23)	(1.81)	(11.06)	0.00
Net asset value, end of period	$53.75	$70.42	$85.70	$93.65
Total return[4]	(21.05)%	(15.81)%	3.20%	20.48%
Ratios to average net assets (annualized)
Gross expenses	1.01%	0.94%	0.91%	1.06%
Net expenses	0.95%	0.92%	0.91%	0.95%
Net investment income (loss)	0.13%	(0.08)%	(0.30)%	(0.54)%
Supplemental data
Portfolio turnover rate	6%	4%	5%	14%
Net assets, end of period (000s omitted)	$53,142	$53,497	$94,103	$127

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Precious Metals Fund	19

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$70.43	$85.84	$93.68	$64.41	$33.07	$76.63
Net investment income (loss)	0.19	0.12	(0.06)[3]	(0.14)[3]	(0.20)[3]	0.03 [3]
Net realized and unrealized gains (losses) on investments	(14.52)	(13.45)	3.26	29.41	33.19	(38.69)

Total from investment operations	(14.33)	(13.33)	3.20	29.27	32.99	(38.66)
Distributions to shareholders from
Net investment income	0.00	(1.59)	(4.28)	0.00	0.00	0.00
Net realized gains	(2.23)	(0.49)	(6.76)	0.00	(1.65)	(4.90)

Total distributions to shareholders	(2.23)	(2.08)	(11.04)	0.00	(1.65)	(4.90)
Net asset value, end of period	$53.87	$70.43	$85.84	$93.68	$64.41	$33.07
Total return[4]	(20.89)%	(15.64)%	3.32%	45.47%	103.78%	(53.54)%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.71%	0.72%	0.78%	0.82%	0.82%
Net expenses	0.75%	0.71%	0.69%	0.78%	0.82%	0.82%
Net investment income (loss)	0.32%	0.14%	(0.15)%	(0.18)%	(0.37)%	0.04%
Supplemental data
Portfolio turnover rate	6%	4%	5%	14%	14%	19%
Net assets, end of period (000s omitted)	$59,349	$78,846	$96,798	$84,087	$42,511	$15,213

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Precious Metals Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2013, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Precious Metals Fund	21

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, redemptions of a controlled foreign corporation which are deemed dividends and passive foreign investment companies. At March 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(1,045,103)	$(4,179,660)	$5,224,763

As of March 31, 2013, the Fund had a qualified late-year ordinary loss of $13,453,742 which will be recognized on the first day of the following fiscal year. A late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31 and (b) other ordinary income or loss for the portion of the taxable year after December 31.

22	Wells Fargo Advantage Precious Metals Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2013, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$736,503,653	$0	$0	$736,503,653
Investment companies	9,347,902	0	0	9,347,902
Other	0	44,212,901	0	44,212,901
Warrants	0	283,883	0	283,883

Short-term investments
Investment companies	33,256,831	0	0	33,256,831
	$779,108,386	$44,496,784	$0	$823,605,170

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended March 31, 2013, the advisory fee was equivalent to an annual rate of 0.57% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Advantage Precious Metals Fund	23

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“Wells Cap”), an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. Prior to October 1, 2012, WellsCap received a fee from Funds Management at an annual rate which started at 0.40% and declined to 0.35% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 0.95% for Administrator Class shares, and 0.79% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2013, Wells Fargo Funds Distributor, LLC received $105,826 from the sale of Class A shares and $16,395 and $5,915 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2013 were $62,695,622 and $176,048,783, respectively.

6. INVESTMENT IN AFFILIATE

The Fund invests in Wells Fargo Special Investments (Cayman) SPC, a wholly owned subsidiary of the Fund, which invests solely in gold bullions. Investments in commodities are valued on each business day as of the close of the New York Stock Exchange (normally 4 p.m. Eastern Time). As of March 31, 2013, Wells Fargo Special Investments (Cayman) SPC held $44,205,664 in gold bullion which represents 99.98% of its net assets. The Fund is the sole shareholder of the affiliated subsidiary. An affiliated company is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. A summary of transactions with the affiliate for the year ended March 31, 2013 was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Amount of equity in net profit and loss
Wells Fargo Special Investments (Cayman) SPC	16,355	0	1,119	15,236	$44,212,901	$19,881,752

24	Wells Fargo Advantage Precious Metals Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2013, the Fund paid $2,488 in commitment fees.

For the year ended March 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	Year ended March 31,
	2013	2012
Ordinary income	$0	$16,660,364
Long-term capital gain	35,370,856	8,694,866

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred *
$2,876,442	$181,889,345	$(13,453,742)

*	This amount will be recognized on the first day of the following fiscal year.

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in precious metals and, therefore, may be more affected by changes in the precious metals sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage Precious Metals Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Precious Metals Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2010 to March 31, 2011, and each of the years or periods in the three-year period ended October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Precious Metals Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2013

26	Wells Fargo Advantage Precious Metals Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $35,370,856 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2013.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended March 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$1,144,434	$0.0727	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Precious Metals Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 130 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Precious Metals Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 72 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Precious Metals Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Precious Metals Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources, and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund Performance and Expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

30	Wells Fargo Advantage Precious Metals Fund	Other information (unaudited)

that the performance of the Fund (Class A) was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the FTSE Gold Mines Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the median rates for the Fund’s expense Groups for all classes except Class A. However, the Board viewed favorably the fact that the Management Rate for Class A, after taking advisory fee waivers and advisory fee caps into account, was in range of the median rate of its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Precious Metals Fund	31

Economies of Scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other Benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

32	Wells Fargo Advantage Precious Metals Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215909 05-13 A316/AR316 3-13

Wells Fargo Advantage

Specialized Technology Fund

Annual Report

March 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $224 billion in assets under management, as of March 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Specialized Technology Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For most of the period, U.S. economic data remained moderately positive.

Major central banks, including the U.S. Federal Reserve Board and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Specialized Technology Fund for the 12-month period ended March 31, 2013. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, partially offset by concerns about the possible effects of the ongoing European sovereign debt crisis on the global economy. Despite a general stock market rally, information technology (IT) stocks lagged; in a volatile, low-yielding environment, investors preferred dividend-yielding stocks from companies with relatively defensive business models.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 1.3% annualized rate in the second quarter of 2012, slower than the pace in the first quarter of 2012 but in solid positive territory. Reported GDP growth reaccelerated to a 3.1% annualized rate in the third quarter of 2012, only to fall back to a 0.4% annualized rate in the fourth quarter. Many analysts attributed the fourth quarter weakness to the temporary aftereffects from Hurricane Sandy, which devastated the Eastern Seaboard in October 2012. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.2% in March 2012 to 7.6% in March 2013.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

In July 2012, the ECB cut its key rate to a historic low of 0.75%. In addition, the ECB announced in September 2012 that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Moreover, in mid-March 2013, the governor of the Bank of Japan resigned to allow Shinzo Abe, the recently reelected prime minister, to appoint a new bank governor who was expected to use aggressive monetary policies to attack Japan’s persistent deflation.

The debt crisis in the eurozone returned to center stage but with less impact than before.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors initially worried that a Greek default would result in another global financial crisis. However, as central banks continued to provide liquidity, investor worries about the effect of a European sovereign debt default on the global economy began to ease. When the tiny eurozone nation of Cyprus was forced to

Letter to shareholders (unaudited)	Wells Fargo Advantage Specialized Technology Fund	3

implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility.

Technology stocks were disadvantaged in an environment that favored relatively defensive stocks.

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. However, the situation in Europe added uncertainty, and central bank actions led to historically low interest rates for bonds and other income-oriented investments, such as certificates of deposit. Investors thus tended to favor stocks, such as utilities, that provided both generous dividends and relatively defensive business models. IT stocks were at a disadvantage in this environment. Sentiment on the sector was further depressed by cutbacks in government spending and reduced corporate capital investment, which suggested a lack of demand for many IT products. For the 12-month reporting period, the S&P North American Technology Index1 gained 4.02%, well below the return of the broader market.

We employ a diverse array of investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated U.S. and Southern European unemployment continues to pressure consumers and businesses alike. As a whole, Wells Fargo Advantage Funds represent investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Wells Fargo Advantage Funds

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	The S&P North American Technology Index (formerly the Goldman Sachs Technology Index) is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

4	Wells Fargo Advantage Specialized Technology Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Allianz Global Investors U.S. LLC1

Portfolio managers

Huachen Chen, CFA

Walter C. Price, Jr., CFA

Average annual total returns2 (%) as of March 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFSTX)	9-18-2000	(5.88)	6.25	13.00	(0.17)	7.51	13.67	1.61	1.61
Class B (WFTBX)*	9-18-2000	(5.84)	6.42	13.04	(0.84)	6.73	13.04	2.36	2.36
Class C (WFTCX)	9-18-2000	(1.84)	6.72	12.77	(0.84)	6.72	12.77	2.36	2.36
Administrator Class (WFTDX)	7-30-2010	–	–	–	0.07	7.63	13.74	1.45	1.41
Investor Class (WFTZX)	4-8-2005	–	–	–	(0.29)	7.44	13.55	1.67	1.67
S&P North American Technology TR Index[5]	–	–	–	–	4.02	8.57	10.29	–	–
S&P 500 Index[6]	–	–	–	–	13.96	5.81	8.53	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as technology may be susceptible to financial, economic or market events impacting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Specialized Technology Fund	5

Growth of $10,000 investment[7] as of March 31, 2013

1.	Effective April 1, 2013, RCM Capital Management, LLC (“RCM”) merged with its affiliate Allianz Global Investors U.S. LLC (“Allianz”). Allianz succeeded RCM as subadviser to the Fund at the completion of the merger.

2.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Historical performance shown for the Investor Class shares through June 19, 2008, includes Class Z expenses.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through July 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.60% for Class A, 2.35% for Class B, 2.35% for Class C, 1.40% for Administrator Class, and 1.66% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The S&P North American Technology TR Index (formerly the Goldman Sachs Technology Index) is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

6.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Specialized Technology Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed both benchmarks, the S&P North American Technology Index and the S&P 500 Index, for the 12-month period ended March 31, 2013.

■	The Fund’s underperformance was driven primarily by stock selection. At the market capitalization level, stock picking in the mid-cap segment detracted from performance, while large-cap stock selection was a modest positive contributor.

■	Notable detractors to performance included mid-cap holdings Fusion-io Incorporated and TIBCO Software Incorporated, as well as underweights in Amazon.com Incorporated and Google Incorporated. On the positive side, our positioning in Apple Incorporated was a major contributor to returns relative to the benchmark. Other top contributors included Monsanto Company, Visa Incorporated, and Salesforce.com Incorporated.

Information technology (IT) stocks struggled relative to the broader market over the reporting period.

While the S&P 500 Index posted a strong positive return for the year, investors seemed to prefer more defensive sectors, especially during the periods of heightened political and economic turmoil that often characterized the period. This was a challenging environment for IT companies, as businesses and governments postponed investments.

Ten largest equity holdings[8] (%) as of March 31, 2013
Google Incorporated Class A	6.40
Cisco Systems Incorporated	4.97
Microsoft Corporation	3.98
eBay Incorporated	3.87
Amazon.com Incorporated	3.78
Apple Incorporated	3.77
Salesforce.com Incorporated	3.72
QUALCOMM Incorporated	3.08
SanDisk Corporation	3.08
Visa Incorporated Class A	3.01

The top detractors during the reporting period included mid-cap enterprise IT companies Fusion-io and TIBCO Software. Fusion-io’s shares fell on concerns related to ongoing macroeconomic challenges in the enterprise market and reports of increased competition from lower-priced products. Given Fusion-io’s new product launches and partnerships with key players in the sector, we are optimistic regarding the company’s forward prospects but have moderated our overweight. TIBCO fell after the company provided preliminary financial results for its fiscal fourth quarter that fell below previously provided management guidance and analysts’ estimates. We exited our position in TIBCO in early 2013.

Our positioning in Apple was a significant contributor to relative performance. We held the company at an overweight position initially in the period while shares were appreciating and then moved to an underweight position as the stock came under pressure in the latter part of the period. We believe the company’s near-term outlook is challenging because its operating margins are high (suggesting they have room to fall) and competition is increasing.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Specialized Technology Fund	7

Industry distribution[9] as of March 31, 2013

While the mid-cap, higher-growth companies our style emphasizes were challenged in the earlier part of the period, we observed a broadening market participation in the past several months of the reporting period, which we attribute to the appearance of a stabilizing outlook for the global economy and moderate reduction in the level of political uncertainty. In light of this, we carefully reduced our exposure to mega-cap IT stocks and increased our exposure to mid-caps. In addition, we increased our exposure to companies that we believe are attractively valued and whose businesses are poised for a recovery (such as stocks in the computer storage market).

We think IT companies should benefit from improvement in business spending trends over the coming years.

Equity markets reacted positively to improving visibility on a number of the economic and political challenges that have affected the global economy over the past few years. We believe the IT sector is especially well positioned to benefit from additional clarity and further progress on these issues. Many U.S. corporations currently have record amounts of cash on their balance sheets and have experienced profit growth of over 100% since 2008. After severe underinvestment in IT for the past few years, we expect companies to begin increasing their IT spending, particularly on consumer-facing software solutions.

In addition, we believe that certain secular growth areas within the IT sector should gain further momentum, especially in a pro-investment environment. We have positioned our portfolio to benefit from areas such as cloud computing, communications infrastructure upgrades, and applications supporting smartphones and other mobile devices. We also think consolidation of suppliers in several key components areas, such as memory and disk drives, will allow the survivors to increase their returns on a secular basis and that earnings will be much higher than expected by investors who view such products as commodities with low margins. In our view, stocks in those sectors have the potential to show growth from their presently low earnings multiples.

We acknowledge that risks still exist in the form of uncertainty regarding the full implications of federal spending cuts in the U.S., as well as the potential for stalled policy or economic progress in Europe and Asia. Still, we believe that many IT stocks have low valuations and growing yields, which should help support their stock prices. We believe that the ongoing alleviation of macroeconomic risks, improved corporate demand, and certain unique growth drivers could set the stage for the next secular bull market in IT.

Please see footnotes on page 5.

8	Wells Fargo Advantage Specialized Technology Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2012	Ending account value 3-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,022.69	$8.07	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Class B
Actual	$1,000.00	$1,020.91	$11.84	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.21	$11.80	2.35%
Class C
Actual	$1,000.00	$1,019.56	$11.83	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.21	$11.80	2.35%
Administrator Class
Actual	$1,000.00	$1,023.82	$7.06	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Investor Class
Actual	$1,000.00	$1,022.87	$8.37	1.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.35	1.66%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2013	Wells Fargo Advantage Specialized Technology Fund	9

Security name	Shares	Value

Common Stocks: 95.64%

Consumer Discretionary: 7.75%

Automobiles: 1.33%
Tesla Motors Incorporated «†	76,443	$2,896,425

Internet & Catalog Retail: 6.42%
Amazon.com Incorporated †	30,935	8,243,868
Netflix Incorporated †	4,885	925,268
priceline.com Incorporated †	6,365	4,378,674
Vipshop Holdings Limited ADR †	15,326	465,451

		14,013,261

Industrials: 1.51%

Construction & Engineering: 1.51%
Quanta Services Incorporated †	115,470	3,300,133

Information Technology: 85.45%

Communications Equipment: 11.61%
Aruba Networks Incorporated «†	18,660	461,648
Cisco Systems Incorporated	518,820	10,848,526
Motorola Solutions Incorporated	35,405	2,266,982
Palo Alto Networks Incorporated †	29,325	1,659,795
QUALCOMM Incorporated	100,375	6,720,106
Telefonaktiebolaget LM Ericsson ADR «	267,435	3,369,681

		25,326,738

Computers & Peripherals: 10.86%
Apple Incorporated	18,595	8,230,705
ASUSTeK Computer Incorporated GDR	36,700	2,181,565
Fusion-io Incorporated «†	142,335	2,330,024
Lenovo Group Limited	1,794,000	1,781,855
NEC Corporation	356,000	945,451
SanDisk Corporation †	122,040	6,712,200
Seagate Technology plc	26,680	975,421
Western Digital Corporation	10,540	529,951

		23,687,172

Electronic Equipment, Instruments & Components: 0.64%
Hirose Electric Company Limited	5,500	722,739
Keyence Corporation	2,200	673,076

		1,395,815

Internet Software & Services: 15.57%
eBay Incorporated †	155,620	8,437,716
Facebook Incorporated Class A †	8,405	215,000
Google Incorporated Class A †	17,580	13,959,047
LinkedIn Corporation Class A †	10,075	1,773,805
NetEase Incorporated ADR	69,955	3,831,435

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Specialized Technology Fund	Portfolio of investments—March 31, 2013

Security name	Shares	Value

Internet Software & Services (continued)
Phoenix New Media Limited ADR «†	30,515	$126,942
Qihoo 360 Technology Company Limited ADR «†	55,900	1,656,317
Renren Incorporated ADR †	911	2,633
Yahoo! Incorporated †	111,410	2,621,477
Yandex NV Class A †	57,090	1,319,921

		33,944,293

IT Services: 9.92%
Automatic Data Processing Incorporated	3,570	232,121
Cognizant Technology Solutions Corporation Class A †	39,570	3,031,458
Computer Sciences Corporation	44,690	2,200,089
Fiserv Incorporated †	13,945	1,224,789
International Business Machines Corporation	20,440	4,359,852
MasterCard Incorporated Class A	5,330	2,884,223
Visa Incorporated Class A «	38,715	6,575,356
Western Union Company	75,235	1,131,534

		21,639,422

Semiconductors & Semiconductor Equipment: 17.82%
Analog Devices Incorporated	64,420	2,994,886
Applied Materials Incorporated	328,480	4,427,910
ASML Holding NV «	635	43,186
Avago Technologies Limited	37,570	1,349,514
Freescale Semiconductor Limited «†	134,085	1,996,526
KLA-Tencor Corporation	23,340	1,230,952
Lam Research Corporation †	65,240	2,704,850
Marvell Technology Group Limited	41,255	436,478
Maxim Integrated Products Incorporated	55,900	1,825,135
Microchip Technology Incorporated «	77,635	2,853,863
Micron Technology Incorporated †	591,600	5,904,168
NXP Semiconductors †	35,615	1,077,710
ON Semiconductor Corporation †	192,470	1,593,652
Samsung Electronics Company Limited	820	1,112,889
Skyworks Solutions Incorporated †	20,000	440,600
Taiwan Semiconductor Manufacturing Company Limited ADR	63,000	1,082,970
Texas Instruments Incorporated	68,065	2,414,946
Tokyo Electron Limited	22,200	940,968
Xilinx Incorporated	116,170	4,434,209

		38,865,412

Software: 19.03%
Activision Blizzard Incorporated	69,260	1,009,118
Adobe Systems Incorporated †	47,040	2,046,710
Aspen Technology Incorporated †	120,495	3,890,784
Fortinet Incorporated †	134,350	3,181,408
Intuit Incorporated	54,815	3,598,605
Microsoft Corporation	303,285	8,676,984
Oracle Corporation	199,115	6,439,379
Qlik Technologies Incorporated †	20,260	523,316

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2013	Wells Fargo Advantage Specialized Technology Fund	11

Security name		Shares	Value

Software (continued)
Salesforce.com Incorporated «†		45,420	$8,122,459
Symantec Corporation †		109,665	2,706,532
Workday Incorporated Class A «†		21,372	1,317,156

			41,512,451

Materials: 0.93%

Chemicals: 0.93%
Monsanto Company		10,210	1,078,482
Nitto Denko Corporation		15,900	950,943

			2,029,425

Total Common Stocks (Cost $173,435,549)			208,610,547

	Yield

Short-Term Investments: 15.28%

Investment Companies: 15.28%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13%	9,714,844	9,714,844
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.18	23,609,775	23,609,775

Total Short-Term Investments (Cost $33,324,619)			33,324,619

Total investments in securities
(Cost $206,760,168) *	110.92%	241,935,166
Other assets and liabilities, net	(10.92)	(23,814,598)

Total net assets	100.00%	$218,120,568

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $207,826,559 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$37,343,195
Gross unrealized depreciation	(3,234,588)

Net unrealized appreciation	$34,108,607

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Specialized Technology Fund	Statement of assets and liabilities—March 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$208,610,547
In affiliated securities, at value (see cost below)	33,324,619

Total investments, at value (see cost below)	241,935,166
Cash	9,404
Foreign currency, at value (see cost below)	4
Receivable for Fund shares sold	95,866
Receivable for dividends	113,351
Receivable for securities lending income	28,317
Prepaid expenses and other assets	21,987

Total assets	242,204,095

Liabilities
Payable for Fund shares redeemed	143,529
Payable upon receipt of securities loaned	23,609,775
Advisory fee payable	168,041
Distribution fees payable	4,511
Due to other related parties	59,338
Accrued expenses and other liabilities	98,333

Total liabilities	24,083,527

Total net assets	$218,120,568

NET ASSETS CONSIST OF
Paid-in capital	$170,451,721
Accumulated net investment loss	(312,651)
Accumulated net realized gains on investments	12,807,777
Net unrealized gains on investments	35,173,721

Total net assets	$218,120,568

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$115,145,074
Shares outstanding – Class A	14,120,159
Net asset value per share – Class A	$8.15
Maximum offering price per share – Class A2	$8.65
Net assets – Class B	$472,915
Shares outstanding – Class B	64,181
Net asset value per share – Class B	$7.37
Net assets – Class C	$6,563,476
Shares outstanding – Class C	892,934
Net asset value per share – Class C	$7.35
Net assets – Administrator Class	$17,008,291
Shares outstanding – Administrator Class	2,073,372
Net asset value per share – Administrator Class	$8.20
Net assets – Investor Class	$78,930,812
Shares outstanding – Investor Class	9,765,099
Net asset value per share – Investor Class	$8.08

Investments in unaffiliated securities (including securities on loan), at cost	$173,435,549

Investments in affiliated securities, at cost	$33,324,619

Total investments, at cost	$206,760,168

Securities on loan, at value	$23,189,988

Foreign currency, at cost	$4

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2013	Wells Fargo Advantage Specialized Technology Fund	13

Investment income
Dividends*	$2,423,770
Securities lending income, net	432,618
Income from affiliated securities	13,832

Total investment income	2,870,220

Expenses
Advisory fee	2,188,088
Administration fees
Fund level	111,196
Class A	313,445
Class B	1,514
Class C	17,297
Administrator Class	15,223
Investor Class	254,696
Shareholder servicing fees
Class A	301,390
Class B	1,456
Class C	16,631
Administrator Class	38,057
Investor Class	197,447
Distribution fees
Class B	4,368
Class C	49,894
Custody and accounting fees	32,527
Professional fees	34,239
Registration fees	58,002
Shareholder report expenses	73,949
Trustees’ fees and expenses	11,637
Other fees and expenses	11,601

Total expenses	3,732,657
Less: Fee waivers and/or expense reimbursements	(34,510)

Net expenses	3,698,147

Net investment loss	(827,927)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	15,233,190
Net change in unrealized gains (losses) on investments	(16,067,822)

Net realized and unrealized gains (losses) on investments	(834,632)

Net decrease in net assets resulting from operations	$(1,662,559)

* Net of foreign dividend withholding taxes in the amount of	$21,359

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Specialized Technology Fund	Statement of changes in net assets

		Year ended March 31, 2013		Year ended March 31, 2012

Operations
Net investment loss		$(827,927)		$(2,318,261)
Net realized gains on investments		15,233,190		4,816,103
Net change in unrealized gains (losses) on investments		(16,067,822)		(7,043,558)

Net decrease in net assets resulting from operations		(1,662,559)		(4,545,716)

Distributions to shareholders from
Net realized gains
Class A		(3,211,893)		(6,083,661)
Class B		(15,600)		(45,688)
Class C		(198,847)		(316,022)
Administrator Class		(479,125)		(733,086)
Investor Class		(2,177,976)		(3,677,210)

Total distributions to shareholders		(6,083,441)		(10,855,667)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	923,247	7,303,535	2,226,035	18,048,117
Class B	9,262	67,146	8,315	62,699
Class C	128,359	923,307	233,624	1,744,707
Administrator Class	1,627,188	12,575,982	1,878,134	15,082,574
Investor Class	764,533	6,003,174	1,232,888	9,966,488

		26,873,144		44,904,585

Reinvestment of distributions
Class A	407,375	3,100,125	782,626	5,814,915
Class B	2,130	14,676	5,780	39,307
Class C	23,791	163,683	37,006	250,901
Administrator Class	54,495	416,889	82,715	616,227
Investor Class	280,678	2,119,121	487,040	3,589,480

		5,814,494		10,310,830

Payment for shares redeemed
Class A	(4,383,094)	(34,397,141)	(4,686,404)	(37,870,075)
Class B	(58,106)	(425,187)	(101,864)	(763,181)
Class C	(199,175)	(1,433,290)	(154,816)	(1,119,178)
Administrator Class	(503,152)	(4,005,095)	(1,502,628)	(11,082,470)
Investor Class	(1,801,403)	(14,165,461)	(1,880,229)	(15,060,161)

		(54,426,174)		(65,895,065)

Net decrease in net assets resulting from capital share transactions		(21,738,536)		(10,679,650)

Total decrease in net assets		(29,484,536)		(26,081,033)

Net assets
Beginning of period		247,605,104		273,686,137

End of period		$218,120,568		$247,605,104

Accumulated net investment loss		$(312,651)		$(292,109)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	15

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS A	2013	2012	2011[1]	2010	2009	2008
Net asset value, beginning of period	$8.40	$8.88	$7.74	$5.81	$4.52	$7.83
Net investment loss	(0.03)[2]	(0.07)	(0.04)	(0.08)	(0.04)[2]	(0.04)[2]
Net realized and unrealized gains (losses) on investments	(0.00)[3]	(0.05)	1.18	2.01	1.33	(3.27)

Total from investment operations	(0.03)	(0.12)	1.14	1.93	1.29	(3.31)
Distributions to shareholders from
Net realized gains	(0.22)	(0.36)	0.00	0.00	0.00	0.00
Net asset value, end of period	$8.15	$8.40	$8.88	$7.74	$5.81	$4.52
Total return[4]	(0.17)%	(0.74)%	14.60%	33.22%	28.54%	(42.27)%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.70%	1.67%	1.73%	1.85%	1.81%
Net expenses	1.63%	1.70%	1.67%	1.73%	1.75%	1.75%
Net investment loss	(0.34)%	(0.92)%	(1.20)%	(1.23)%	(0.84)%	(0.62)%
Supplemental data
Portfolio turnover rate	127%	169%	43%	164%	144%	191%
Net assets, end of period (000s omitted)	$115,145	$144,308	$167,298	$147,945	$116,272	$100,523

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS B	2013	2012	2011[1]	2010	2009	2008
Net asset value, beginning of period	$7.67	$8.20	$7.18	$5.42	$4.25	$7.42
Net investment loss	(0.08)[2]	(0.13)[2]	(0.06)[2]	(0.12)[2]	(0.07)[2]	(0.08)[2]
Net realized and unrealized gains (losses) on investments	(0.00)[3]	(0.04)	1.08	1.88	1.24	(3.09)

Total from investment operations	(0.08)	(0.17)	1.02	1.76	1.17	(3.17)
Distributions to shareholders from
Net realized gains	(0.22)	(0.36)	0.00	0.00	0.00	0.00
Net asset value, end of period	$7.37	$7.67	$8.20	$7.18	$5.42	$4.25
Total return[4]	(0.84)%	(1.54)%	14.21%	32.47%	27.53%	(42.72)%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.45%	2.42%	2.48%	2.60%	2.55%
Net expenses	2.38%	2.45%	2.42%	2.48%	2.50%	2.50%
Net investment loss	(1.09)%	(1.69)%	(1.95)%	(1.97)%	(1.54)%	(1.33)%
Supplemental data
Portfolio turnover rate	127%	169%	43%	164%	144%	191%
Net assets, end of period (000s omitted)	$473	$851	$1,629	$1,888	$2,310	$3,254

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	17

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS C	2013	2012	2011[1]	2010	2009	2008
Net asset value, beginning of period	$7.65	$8.18	$7.16	$5.41	$4.24	$7.40
Net investment loss	(0.08)[2]	(0.12)[2]	(0.06)[2]	(0.12)[2]	(0.07)[2]	(0.08)[2]
Net realized and unrealized gains (losses) on investments	(0.00)[3]	(0.05)	1.08	1.87	1.24	(3.08)

Total from investment operations	(0.08)	(0.17)	1.02	1.75	1.17	(3.16)
Distributions to shareholders from
Net realized gains	(0.22)	(0.36)	0.00	0.00	0.00	0.00
Net asset value, end of period	$7.35	$7.65	$8.18	$7.16	$5.41	$4.24
Total return[4]	(0.84)%	(1.55)%	14.25%	32.35%	27.59%	(42.70)%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.45%	2.43%	2.48%	2.60%	2.54%
Net expenses	2.38%	2.45%	2.43%	2.48%	2.50%	2.50%
Net investment loss	(1.09)%	(1.66)%	(1.95)%	(1.98)%	(1.60)%	(1.38)%
Supplemental data
Portfolio turnover rate	127%	169%	43%	164%	144%	191%
Net assets, end of period (000s omitted)	$6,563	$7,194	$6,742	$5,566	$4,527	$3,626

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31, 2010[2]
ADMINISTRATOR CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$8.43	$8.88	$7.74	$6.63
Net investment loss	(0.01)[3]	(0.06)	(0.04)[3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	(0.00)[4]	(0.03)	1.18	1.13

Total from investment operations	(0.01)	(0.09)	1.14	1.11
Distributions to shareholders from
Net realized gains	(0.22)	(0.36)	0.00	0.00
Net asset value, end of period	$8.20	$8.43	$8.88	$7.74
Total return[5]	0.07%	(0.51)%	14.73%	16.74%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.53%	1.48%	1.58%
Net expenses	1.42%	1.50%	1.48%	1.50%
Net investment loss	(0.14)%	(0.64)%	(1.03)%	(0.97)%
Supplemental data
Portfolio turnover rate	127%	169%	43%	164%
Net assets, end of period (000s omitted)	$17,008	$7,546	$3,879	$108

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Specialized Technology Fund	19

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INVESTOR CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$8.34	$8.81	$7.69	$5.78	$4.50	$7.79
Net investment loss	(0.03)	(0.08)	(0.05)	(0.09)[3]	(0.05)[3]	(0.05)[3]
Net realized and unrealized gains (losses) on investments	(0.01)	(0.03)	1.17	2.00	1.33	(3.24)

Total from investment operations	(0.04)	(0.11)	1.12	1.91	1.28	(3.29)
Distributions to shareholders from
Net realized gains	(0.22)	(0.36)	0.00	0.00	0.00	0.00
Net asset value, end of period	$8.08	$8.34	$8.81	$7.69	$5.78	$4.50
Total return[4]	(0.29)%	(0.74)%	14.56%	33.04%	28.44%	(42.23)%
Ratios to average net assets (annualized)
Gross expenses	1.70%	1.77%	1.74%	1.82%	1.96%	1.96%
Net expenses	1.69%	1.77%	1.74%	1.82%	1.86%	1.90%
Net investment loss	(0.40)%	(0.98)%	(1.27)%	(1.32)%	(0.96)%	(0.77)%
Supplemental data
Portfolio turnover rate	127%	169%	43%	164%	144%	191%
Net assets, end of period (000s omitted)	$78,931	$87,706	$94,139	$81,544	$63,814	$49,567

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	On June 20, 2008, Class Z was renamed Investor Class.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2013, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Specialized Technology Fund	21

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

22	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At March 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(871,317)	$807,385	$63,932

As of March 31, 2013, the Fund had a qualified late-year ordinary loss of $312,651 which will be recognized on the first day of the following fiscal year. A late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31 and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2013, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$206,428,982	$2,181,565	$0	$208,610,547

Short-term investments
Investment companies	9,714,844	23,609,775	0	33,324,619
	$216,143,826	$25,791,340	$0	$241,935,166

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2013, the Fund did not have any significant transfers into/out of Level 1 or Level 2.

Notes to financial statements	Wells Fargo Advantage Specialized Technology Fund	23

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.95% and declining to 0.80% as the average daily net assets of the Fund increase. Prior to August 1, 2012, the Fund paid an annual advisory fee which started at 1.05% and declined to 0.90% as the average daily net assets of the Fund increased. For the year ended March 31, 2013, the advisory fee was equivalent to an annual rate of 0.98% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. RCM Capital Management, LLC is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 1.00% and declining to 0.55% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Investor Class	0.32	*
*	Prior to May 1, 2012, the class level administration fee for Investor Class was 0.33%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares, 1.40% for Administrator Class shares, and 1.66% for Investor Class shares. Prior to August 1, 2012, the Fund’s expenses were capped at 1.70% for Class A shares, 2.45 % for Class B shares, 2.45 % for Class C shares, 1.50 % for Administrator Class shares, and 1.77 % for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2013, Wells Fargo Funds Distributor, LLC received $9,931 from the sale of Class A shares and $210 and $14 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2013 were $270,676,079 and $298,357,340, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is

24	Wells Fargo Advantage Specialized Technology Fund	Notes to financial statements

permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2013, the Fund paid $401 in commitment fees.

For the year ended March 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $6,083,441 and $10,855,667 of long-term capital gain for the years ended March 31, 2013 and March 31, 2012, respectively.

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred *
$13,874,168	$34,107,330	$(312,651)
*	This amount will be recognized on the first day of the following fiscal year.

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in technology companies and, therefore, may be more affected by changes in the technology sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage Specialized Technology Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Specialized Technology Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2010 to March 31, 2011, and each of the years or periods in the three-year period ended October 31,2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Specialized Technology Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2013

26	Wells Fargo Advantage Specialized Technology Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $6,083,441 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Specialized Technology Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 130 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

28	Wells Fargo Advantage Specialized Technology Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 72 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Specialized Technology Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Specialized Technology Fund (the “Fund”) and (ii) an investment sub-advisory agreement with RCM Capital Management LLC (the “Sub-Adviser”) for the Fund.1 The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

1.	Prior to reviewing the investment sub-advisory agreement with RCM Capital Management, LLC (“RCM”), the Board was apprised that RCM would merge with its affiliate, Allianz Global Investors U.S. LLC (“Allianz”), effective April 1, 2013. The Board was informed that, should it approve the continuation of the investment sub-advisory agreement with RCM, Allianz would succeed RCM as sub-adviser to the Fund under the investment sub-advisory agreement by operation of law at the completion of the merger, but that there would not be any resulting change in portfolio managers, fees or sub-advisory services. All references herein to the Sub-Adviser include RCM and Allianz, as the context requires.

30	Wells Fargo Advantage Specialized Technology Fund	Other information (unaudited)

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the median performance of the Universe for the three-, five- and ten-year periods under review, and lower than the median performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the S&P North American Technology TR Index, for the three- and ten-year periods under review, and lower than the benchmark for the one- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for the one- or one- and five-year periods (as applicable) under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted that the Fund has experienced positive long-term performance. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees) custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Investor Class and Class A were higher than the median net operating expense ratios of their expense Groups, while the Administrator Class was in range of the median net operating expense ratios of its expense Group. The Board noted that operating expense ratio caps were reduced in 2011 and 2012, and that Funds Management had agreed to reduce them further in 2013 for the Investor Class, Class A, Class B and Class C.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board considered that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rate for the Fund’s expense Groups for all classes except the Administrator Class. The Board noted that the advisory fee schedule of the Fund was reduced in 2012. The Board also viewed favorably the agreed-upon reductions in the net operating expense ratio caps of the Fund’s Investor Class, Class A, Class B and Class C.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated extensive information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis. The Board considered that the Sub-Adviser agreed to reduce the sub-advisory fee schedule for the Fund.

Other information (unaudited)	Wells Fargo Advantage Specialized Technology Fund	31

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered an analysis of the profitability of Funds Management, as well as an analysis of the profitability of Wells Fargo as a whole, from providing services to the Fund. Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreement.

The Board also received separate profitability information with respect to the Sub-Adviser, which is not affiliated with Funds Management. The Board did not deem the profits reported by the Sub-Adviser to be at a level that would prevent it from approving the continuation of the sub-advisory agreement.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates or the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates and the Sub-Adviser were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

32	Wells Fargo Advantage Specialized Technology Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215910 05-13 A317/AR317 3-13

Wells Fargo Advantage

Utility and Telecommunications Fund

Annual Report

March 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $224 billion in assets under management, as of March 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For most of the period, U.S. economic data remained moderately positive.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Utility and Telecommunications Fund for the 12-month period ended March 31, 2013. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, partially offset by concerns about the possible effects of the ongoing European sovereign debt crisis on the global economy. The U.S. stock market rallied, and utilities and some telecommunication services stocks outperformed as investors sought yield in a continued low-yielding environment.

U.S. stocks gained as the U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 1.3% annualized rate in the second quarter of 2012, slower than the pace in the first quarter of 2012 but in solid positive territory. Reported GDP growth reaccelerated to a 3.1% annualized rate in the third quarter of 2012, only to fall back to a 0.4% annualized rate in the fourth quarter. Many analysts attributed the fourth quarter weakness to the temporary aftereffects from Hurricane Sandy, which devastated the Eastern Seaboard in October 2012. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.2% in March 2012 to 7.6% in March 2013.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board and the European Central Bank (ECB) continued to inject liquidity into the banks and the market through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market.

In July 2012, the ECB cut its key rate to 0.75%. In addition, the ECB announced in September 2012 that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. In May 2013, after the end of the reporting period, the ECB cut its key rate to a historic low of 0.50%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Moreover, in mid-March 2013, the governor of the Bank of Japan resigned to allow Shinzo Abe, the recently reelected prime minister, to appoint a new bank governor who was expected to use aggressive monetary policies to attack Japan’s persistent deflation.

The debt crisis in the eurozone returned to center stage but with less impact than before.

In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors initially worried that a Greek default would result in another global financial crisis. However, as central banks continued to provide liquidity, investor worries about the effect of a European sovereign debt default on the global economy began to ease. When the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility.

Letter to shareholders (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	3

Central bank actions led to low interest rates and continued demand for dividend-paying stocks.

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Dividend-paying stocks, such as utilities and some telecommunication services stocks, often underperform during market rallies, but this reporting period was an exception. Central bank actions led to historically low interest rates for bonds and other income-oriented investments, such as certificates of deposit. Investors seeking yield without taking on too much credit risk bid up utilities, especially regulated, rate-based utilities, and major diversified telecommunications providers. For the 12-month reporting period, the S&P Utilties Index1 gained 16.37%.

We employ a diverse array of investment strategies, even as many variables are at work in the market.

The full effect of the European credit crisis remains unknown. Elevated U.S. and Southern European unemployment continues to pressure consumers and businesses alike. As a whole, Wells Fargo Advantage Funds represent investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Dividend-paying stocks, such as utilities and some telecommunication services stocks, often underperform during market rallies, but this reporting period was an exception.

1.	The S&P Utilities Index is a market-value-weighted index, measuring the performance of all stocks within the utility sector of the S&P 500 Index. You cannot invest directly in an index.

4	Wells Fargo Advantage Utility and Telecommunications Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Crow Point Partners, LLC

Portfolio manager

Timothy P. O’Brien, CFA

Average annual total returns1 (%) as of March 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVUAX)	1-4-1994	11.16	4.40	13.63	17.94	5.64	14.30	1.21	1.15
Class B (EVUBX)*	1-4-1994	12.08	4.51	13.70	17.08	4.85	13.70	1.96	1.90
Class C (EVUCX)	9-2-1994	16.03	4.85	13.46	17.03	4.85	13.46	1.96	1.90
Administrator Class (EVUDX)	7-30-2010	–	–	–	18.16	5.77	14.43	1.05	0.96
Institutional Class (EVUYX)	2-28-1994	–	–	–	18.34	5.94	14.62	0.78	0.78
S&P Utilities Index[4]	–	–	–	–	16.37	5.02	12.14	–	–
S&P 500 Index[5]	–	–	–	–	13.96	5.81	8.53	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunications may be susceptible to financial, economic or market events impacting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	5

Growth of $10,000 investment[6] as of March 31, 2013

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.95% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P Utilities Index is a market-value-weighted index, measuring the performance of all stocks within the utility sector of the S&P 500 Index. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the S&P Utilities Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Utility and Telecommunications Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	Excluding sales charges, the Fund outperformed its benchmark, the S&P Utilities Index, for the 12-month period ended March 31, 2013.

■	The Fund benefited from strength in regulated utility companies, certain recovering natural gas-sensitive names, and information technology companies, including Visa Incorporated and MasterCard Incorporated.

■	On an absolute basis, wholesale power producers, particularly Exelon Corporation and FirstEnergy Corporation detracted from performance. However the Fund had an underweight in these companies relative to its benchmark.

Stock selection and sector weighting affected relative performance.

Natural gas prices experienced a partial recovery during the year ended March 31, 2013, although prices remain depressed relative to historic levels. Some names sensitive to natural gas prices, including Sempra Energy and EQT Corporation, outperformed in part because of higher natural gas prices, although other natural gas-sensitive names, such as Magnum Hunter Resources Corporation, lagged. The higher natural gas prices should have led to higher wholesale electricity prices but generally did not. As a result, wholesale power producers, particularly Exelon and FirstEnergy, detracted from performance on an absolute basis. The Fund generally avoided foreign stocks and favored domestic issues, which generally supported relative performance, as foreign utilities tended to underperform domestic ones.

Ten largest equity holdings[7] (%) as of March 31, 2013
ITC Holdings Corporation	5.17%
Visa Incorporated Class A	5.03%
Sempra Energy	4.93%
Northeast Utilities	4.82%
Wisconsin Energy Corporation	4.81%
Nextera Energy Incorporated	4.79%
CMS Energy Corporation	4.48%
QR Energy LP	3.49%
Exelon Corporation	3.28%
Kinder Morgan Incorporated	3.10%

The portfolio has not changed dramatically in the past year, and turnover has remained relatively low. We initiated a position in oil-and-gas master limited partnership QR Energy in December 2012. The position performed well during our holding period. ITC Holdings Corporation, the Fund’s largest position, inked a potentially transformational asset purchase deal with Entergy Corporation in December 2011. There is considerable skepticism by industry observers concerning approval of Entergy’s asset sale by state regulators, and while ITC Holdings Corporation’s stock rose on the news of the deal, we believe that it still trades at a substantial discount to its projected net asset value. We think that the odds of the sale being approved are better than 50/50. In our view, if the asset sale to ITC Holdings Corporation goes forward, then ITC Holdings Corporation’s stock is substantially undervalued. But even if the deal fails, we believe ITC Holdings Corporation’s stock is fairly inexpensive.

We believe the fundamentals of utilities and telecommunication services stocks appear strong, and income investors are shrugging off higher dividend taxes for now.

Regulated utility companies have an abundance of needed or mandated transmission and distribution projects in which to invest. Because the recession has created a surplus of generating capacity, spending on generation has been weak. Recent regulatory pronouncements from the Environmental Protection Agency (EPA), however, cloud the outlook for coal-fired generating assets. We believe the result is likely to be an uptick in the construction of combined cycle gas turbines to replace coal plants that may be retired because the cost of complying with the EPA mandates may make the coal-fired plants uneconomical. In our opinion, the loss of coal-fired plants will likely raise the cost of electricity. As a result, we expect regulated utilities companies in the U.S. to enjoy steady earnings growth for the foreseeable future. The long-term fundamental outlook for regulated utilities appears positive, but those positive fundamentals have not been overlooked by investors. We have found it more difficult to find inexpensive stocks to buy.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	7

Industry distribution[8] as of March 31, 2013

We believe power companies with sensitivity to natural gas prices are less favorably positioned because their margins are under pressure due to weak gas and electricity prices. Gas and electricity prices appear to be bottoming, however. If that proves to be the case, earnings estimates for power companies might stabilize. We expect that telephone carriers should continue to enjoy decent—though slowing—wireless growth, with fewer customer additions more or less offset by the increasing proliferation of smartphones, which typically result in higher revenue per customer. Smartphone penetration is growing, however, and at some point, the market will approach saturation.

Interest rates will likely rise at some point—although we do not believe they will rise anytime soon. We believe a continued low interest-rate environment should help support the prices of utilities stocks, as income-seeking investors favor their relatively generous dividends. The tax environment is also reasonably favorable to utility investors. The tax rate on qualified dividend income was increased to 20% from 15% in the fiscal cliff settlement, which was about the best outcome that could realistically be expected, plus there is a new 3.8% surcharge on modified adjusted gross income. For higher-income investors, taxes on dividend income have effectively risen by nearly nine percentage points to 23.8% from 15%. However, it seems that investors were expecting a far worse outcome, and so far utilities stocks have shrugged off the tax increase. Over a full market cycle, we continue to believe that the returns of utilities stocks will likely be competitive with the returns of the equity market as a whole.

Please see footnotes on page 5.

8	Wells Fargo Advantage Utility and Telecommunications Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2012	Ending account value 3-31-2013	Expenses paid during the period[1]¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,104.40	$5.98	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Class B
Actual	$1,000.00	$1,099.96	$9.90	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Class C
Actual	$1,000.00	$1,100.15	$9.90	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Administrator Class
Actual	$1,000.00	$1,104.62	$4.98	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,105.45	$4.09	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2013	Wells Fargo Advantage Utility and Telecommunications Fund	9

Security name	Shares	Value

Common Stocks: 88.71%

Energy: 8.45%

Oil, Gas & Consumable Fuels: 8.45%
EQT Corporation	58,600	$3,970,150
Magnum Hunter Resources Corporation «†	1,500,000	6,015,000
QR Energy LP	800,000	14,152,000
The Williams Companies Incorporated	270,000	10,114,200

		34,251,350

Financials: 1.03%

REITs: 1.03%
Strategic Hotel & Resorts Incorporated †	500,000	4,175,000

Industrials: 0.06%

Building Products: 0.06%
Ameresco Incorporated Class A †	35,000	259,000

Information Technology: 8.40%

Computers & Peripherals: 0.06%
Mitek Systems Incorporated «†	50,000	234,000

Internet Software & Services: 0.79%
Akamai Technologies Incorporated †	91,000	3,211,390

IT Services: 7.55%
Convergys Corporation «	250,000	4,257,500
MasterCard Incorporated Class A	11,000	5,952,430
Visa Incorporated Class A «	120,000	20,380,800

		30,590,730

Telecommunication Services: 7.88%

Diversified Telecommunication Services: 4.90%
AT&T Incorporated	150,000	5,503,500
Comcast Corporation Class A	225,100	9,456,451
Verizon Communications Incorporated	100,000	4,915,000

		19,874,951

Wireless Telecommunication Services: 2.98%
Shenandoah Telecommunications Company «	300,000	4,569,000
Turkcell Iletisim Hizmetleri AS ADR †	200,000	3,328,000
VimpelCom Limited ADR «	350,000	4,161,500

		12,058,500

Utilities: 62.89%

Electric Utilities: 31.66%
American Electric Power Company Incorporated	175,000	8,510,250
Exelon Corporation	386,000	13,309,280
FirstEnergy Corporation	250,000	10,550,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Utility and Telecommunications Fund	Portfolio of investments—March 31, 2013

Security name		Shares	Value

Electric Utilities (continued)
Great Plains Energy Incorporated		300,000	$6,957,000
IDACORP Incorporated		75,000	3,620,250
ITC Holdings Corporation «		235,000	20,976,100
NextEra Energy Incorporated		250,050	19,423,884
Northeast Utilities		450,000	19,557,000
NV Energy Incorporated		300,000	6,009,000
PPL Corporation «		380,000	11,897,800
The Southern Company		100,000	4,692,000
Unitil Corporation		100,000	2,813,000

			128,315,564

Gas Utilities: 2.65%
National Fuel Gas Company		175,000	10,736,250

Multi-Utilities: 26.54%
CenterPoint Energy Incorporated		250,000	5,990,000
CMS Energy Corporation «		650,000	18,161,000
Dominion Resources Incorporated		175,000	10,181,500
Kinder Morgan Incorporated		325,000	12,571,000
Northwestern Corporation		102,411	4,082,103
Public Service Enterprise Group Incorporated		200,000	6,868,000
SCANA Corporation «		200,000	10,232,000
Sempra Energy		250,000	19,985,000
Wisconsin Energy Corporation		455,000	19,514,950

			107,585,553

Water Utilities: 2.04%
American Water Works Company Incorporated		200,000	8,288,000

Total Common Stocks (Cost $225,572,496)			359,580,288

	Dividend yield
Preferred Stocks: 8.13%

Energy: 0.20%

Oil, Gas & Consumable Fuels: 0.20%
NuStar Logistics LP	7.63%	30,000	804,300

Financials: 2.02%

Capital Markets: 0.40%
BGC Partners Incorporated	8.13	13,585	367,203
Goldman Sachs Group Incorporated Series I	5.95	50,000	1,265,000

			1,632,203

Commercial Banks: 0.34%
First Republic Bank Series C	5.63	33,000	836,550
Taylor Capital Group Incorporated Series A	8.00	20,000	522,000

			1,358,550

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2013	Wells Fargo Advantage Utility and Telecommunications Fund	11

Security name	Dividend yield		Shares	Value

Consumer Finance: 0.63%
Capital One Financial Company Series B	6.00%		100,000	$2,534,000

REITs: 0.65%
PS Business Parks Incorporated Series U	5.75		25,000	629,000
Urstadt Biddle Properties Incorporated Series F	7.13		75,000	2,022,000

				2,651,000

Utilities: 5.91%

Electric Utilities: 3.69%
Alabama Power Company	5.63		30,000	768,000
Entergy Arkansas Incorporated	6.45		70,000	1,769,691
Gulf Power Company	6.45		21,000	2,286,423
NextEra Energy Capital Holdings Incorporated Series H	5.63		100,000	2,601,000
NextEra Energy Capital Holdings Incorporated Series J	5.00		50,000	1,238,500
PPL Capital Funding Incorporated	5.90		125,000	3,152,500
SCE Trust I	5.63		75,000	1,971,750
Southern California Edison Company Series C	4.24		50,000	1,178,500

				14,966,364

Multi-Utilities: 2.22%
DTE Energy Company Seies Q	5.25		66,731	1,702,975
DTE Energy Company Series Z	6.50		150,000	4,132,500
Pacific Gas and Electric Corporation Series I	4.36		73,620	1,856,623
SCANA Corporation	7.70		47,500	1,308,150

				9,000,248

Total Preferred Stocks (Cost $31,508,918)				32,946,665

		Expiration date

Warrants: 0.63%

Utilities: 0.63%

Independent Power Producers & Energy Traders: 0.00%
China Hydroelectric Corporation †		1-25-2014	30,000	828

Multi-Utilities: 0.63%
Kinder Morgan Incorporated †		2-15-2017	496,000	2,549,440

Total Warrants (Cost $589,300)				2,550,268

	Yield
Short-Term Investments: 15.28%

Investment Companies: 15.28%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13		9,744,335	9,744,335
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.18		52,213,250	52,213,250

Total Short-Term Investments (Cost $61,957,585)				61,957,585

Total investments in securities (Cost $319,628,299) *	112.75%	457,034,806
Other assets and liabilities, net	(12.75)	(51,692,466)

Total net assets	100.00%	$405,342,340

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Utility and Telecommunications Fund	Portfolio of investments—March 31, 2013

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $319,308,052 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$139,202,112
Gross unrealized depreciation	(1,475,358)

Net unrealized appreciation	$137,726,754

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2013	Wells Fargo Advantage Utility and Telecommunications Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$ 395,077,221
In affiliated securities, at value (see cost below)	61,957,585

Total investments, at value (see cost below)	457,034,806
Cash	292,601
Foreign currency, at value (see cost below)	60,172
Receivable for Fund shares sold	495,423
Receivable for dividends	603,757
Receivable for securities lending income	6,809
Prepaid expenses and other assets	51,648

Total assets	458,545,216

Liabilities
Payable for investments purchased	208,999
Payable for Fund shares redeemed	290,313
Payable upon receipt of securities loaned	52,213,250
Advisory fee payable	170,402
Distribution fees payable	46,581
Due to other related parties	101,851
Accrued expenses and other liabilities	171,480

Total liabilities	53,202,876

Total net assets	$405,342,340

NET ASSETS CONSIST OF
Paid-in capital	$328,188,229
Overdistributed net investment income	(11,673)
Accumulated net realized losses on investments	(60,238,130)
Net unrealized gains on investments	137,403,914

Total net assets	$405,342,340

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$ 316,551,429
Shares outstanding – Class A	19,973,796
Net asset value per share – Class A	$15.85
Maximum offering price per share – Class A2	$16.82
Net assets – Class B	$ 17,240,003
Shares outstanding – Class B	1,086,458
Net asset value per share – Class B	$15.87
Net assets – Class C	$ 57,430,641
Shares outstanding – Class C	3,620,809
Net asset value per share – Class C	$15.86
Net assets – Administrator Class	$ 5,803,228
Shares outstanding – Administrator Class	365,845
Net asset value per share – Administrator Class	$15.86
Net assets – Institutional Class	$ 8,317,039
Shares outstanding – Institutional Class	524,055
Net asset value per share – Institutional Class	$15.87

Investments in unaffiliated securities (including securities on loan), at cost	$ 257,670,714

Investments in affiliated securities, at cost	$ 61,957,585

Total investments, at cost	$ 319,628,299

Securities on loan, at value	$ 51,496,209

Foreign currency, at cost	$ 62,765

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Utility and Telecommunications Fund	Statement of operations—March 31, 2013

Investment income
Dividends*	$13,696,890
Securities lending income, net	113,087
Income from affiliated securities	20,675

Total investment income	13,830,652

Expenses
Advisory fee	2,299,262
Administration fees
Fund level	191,605
Class A	767,579
Class B	47,764
Class C	146,840
Administrator Class	5,189
Institutional Class	6,360
Shareholder servicing fees
Class A	738,057
Class B	45,487
Class C	141,192
Administrator Class	11,721
Distribution fees
Class B	137,781
Class C	423,577
Custody and accounting fees	33,233
Professional fees	39,337
Registration fees	57,949
Shareholder report expenses	90,452
Trustees’ fees and expenses	13,843
Other fees and expenses	26,389

Total expenses	5,223,617
Less: Fee waivers and/or expense reimbursements	(332,380)

Net expenses	4,891,237

Net investment income	8,939,415

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	19,541,685
Written options	(121,852)

Net realized gains on investments	19,419,833

Net change in unrealized gains (losses) on investments	34,990,335

Net realized and unrealized gains (losses) on investments	54,410,168

Net increase in net assets resulting from operations	$63,349,583

*Net of foreign dividend withholding taxes in the amount of	$69,221

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Utility and Telecommunications Fund	15

	Year ended March 31, 2013		Year ended March 31, 2012

Operations
Net investment income		$8,939,415		$7,320,193
Net realized gains on investments		19,419,833		20,780,956
Net change in unrealized gains (losses) on investments		34,990,335		13,767,275

Net increase in net assets resulting from operations		63,349,583		41,868,424

Distributions to shareholders from
Net investment income
Class A		(7,455,015)		(6,442,409)
Class B		(306,851)		(324,837)
Class C		(973,102)		(873,484)
Administrator Class		(139,731)		(104,660)
Institutional Class		(214,899)		(181,848)

Total distributions to shareholders		(9,089,598)		(7,927,238)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,550,504	36,431,000	2,338,203	30,558,969
Class B	11,804	167,163	85,092	1,083,247
Class C	234,690	3,412,540	411,949	5,425,962
Administrator Class	199,934	2,880,977	195,713	2,597,695
Institutional Class	521,060	7,656,183	132,563	1,739,554

		50,547,863		41,405,427

Reinvestment of distributions
Class A	473,622	6,846,820	439,453	5,695,029
Class B	16,964	245,268	18,462	239,459
Class C	56,846	823,078	48,684	633,230
Administrator Class	7,385	106,897	4,993	65,235
Institutional Class	14,475	209,908	13,717	177,870

		8,231,971		6,810,823

Payment for shares redeemed
Class A	(3,967,037)	(57,204,287)	(4,403,290)	(57,466,698)
Class B	(436,941)	(6,288,281)	(551,368)	(7,132,867)
Class C	(917,314)	(13,229,775)	(1,030,484)	(13,376,603)
Administrator Class	(200,035)	(2,880,110)	(152,238)	(2,029,999)
Institutional Class	(512,797)	(7,352,955)	(192,937)	(2,538,200)

		(86,955,408)		(82,544,367)

Net decrease in net assets resulting from capital share transactions		(28,175,574)		(34,328,117)

Total increase (decrease) in net assets		26,084,411		(386,931)

Net assets
Beginning of period		379,257,929		379,644,860

End of period		$405,342,340		$379,257,929

Undistributed (overdistributed) net investment income		$(11,673)		$238,118

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS A	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$13.78	$12.59	$11.73	$10.77	$10.67	$16.69
Net investment income	0.36	0.28	0.14	0.29	0.48	1.06
Net realized and unrealized gains (losses) on investments	2.07	1.21	0.87	0.94	0.11	(6.17)

Total from investment operations	2.43	1.49	1.01	1.23	0.59	(5.11)
Distributions to shareholders from
Net investment income	(0.36)	(0.30)	(0.15)	(0.27)	(0.49)	(0.91)
Net asset value, end of period	$15.85	$13.78	$12.59	$11.73	$10.77	$10.67
Total return[3]	17.94%	12.01%	8.66%	11.55%	5.77%	(31.70)%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.20%	1.24%	1.16%	1.13%	1.09%
Net expenses	1.14%	1.14%	1.14%	1.12%	1.13%	1.07%
Net investment income	2.47%	2.11%	2.85%	2.56%	4.66%	7.05%
Supplemental data
Portfolio turnover rate	21%	36%	8%	51%	109%	153%
Net assets, end of period (000s omitted)	$316,551	$288,228	$283,716	$281,501	$301,953	$304,608

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Utility and Telecommunications Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Utility and Telecommunications Fund	17

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS B	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$13.79	$12.59	$11.72	$10.77	$10.67	$16.69
Net investment income	0.24 [3]	0.18 [3]	0.10 [3]	0.21 [3]	0.40 [3]	0.89 [3]
Net realized and unrealized gains (losses) on investments	2.09	1.22	0.87	0.93	0.11	(6.11)

Total from investment operations	2.33	1.40	0.97	1.14	0.51	(5.22)
Distributions to shareholders from
Net investment income	(0.25)	(0.20)	(0.10)	(0.19)	(0.41)	(0.80)
Net asset value, end of period	$15.87	$13.79	$12.59	$11.72	$10.77	$10.67
Total return[4]	17.08%	11.21%	8.32%	10.64%	4.97%	(32.18)%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.95%	1.99%	1.91%	1.88%	1.81%
Net expenses	1.89%	1.89%	1.89%	1.87%	1.88%	1.81%
Net investment income	1.70%	1.35%	2.09%	1.82%	3.92%	6.02%
Supplemental data
Portfolio turnover rate	21%	36%	8%	51%	109%	153%
Net assets, end of period (000s omitted)	$17,240	$20,613	$24,461	$27,042	$31,007	$35,106

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS C	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$13.79	$12.59	$11.72	$10.77	$10.67	$16.69
Net investment income	0.23	0.18 [3]	0.11 [3]	0.21 [3]	0.40	0.95
Net realized and unrealized gains (losses) on investments	2.09	1.22	0.86	0.93	0.11	(6.17)

Total from investment operations	2.32	1.40	0.97	1.14	0.51	(5.22)
Distributions to shareholders from
Net investment income	(0.25)	(0.20)	(0.10)	(0.19)	(0.41)	(0.80)
Net asset value, end of period	$15.86	$13.79	$12.59	$11.72	$10.77	$10.67
Total return[4]	17.03%	11.23%	8.32%	10.62%	5.06%	(32.25)%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.95%	1.99%	1.91%	1.88%	1.82%
Net expenses	1.89%	1.89%	1.89%	1.87%	1.88%	1.82%
Net investment income	1.71%	1.36%	2.10%	1.83%	3.86%	6.36%
Supplemental data
Portfolio turnover rate	21%	36%	8%	51%	109%	153%
Net assets, end of period (000s omitted)	$57,431	$58,555	$60,655	$64,942	$80,526	$74,008

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Utility and Telecommunications Fund	19

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31, 2010[2]
ADMINISTRATOR CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$13.79	$12.59	$11.74	$11.10
Net investment income	0.39	0.30 [3]	0.12 [3]	0.06
Net realized and unrealized gains (losses) on investments	2.07	1.23	0.89	0.63

Total from investment operations	2.46	1.53	1.01	0.69
Distributions to shareholders from
Net investment income	(0.39)	(0.33)	(0.16)	(0.05)
Net asset value, end of period	$15.86	$13.79	$12.59	$11.74
Total return[4]	18.16%	12.32%	8.70%	6.22%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.01%	1.04%	1.14%
Net expenses	0.95%	0.94%	0.95%	0.95%
Net investment income	2.66%	2.32%	2.37%	2.23%
Supplemental data
Portfolio turnover rate	21%	36%	8%	51%
Net assets, end of period (000s omitted)	$5,803	$4,945	$3,904	$11

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010[2]	2009[2]	2008[2]
Net asset value, beginning of period	$13.80	$12.61	$11.74	$10.78	$10.69	$16.72
Net investment income	0.46	0.33	0.16	0.31 [3]	0.51	1.14 [3]
Net realized and unrealized gains (losses) on investments	2.03	1.21	0.87	0.95	0.09	(6.23)

Total from investment operations	2.49	1.54	1.03	1.26	0.60	(5.09)
Distributions to shareholders from
Net investment income	(0.42)	(0.35)	(0.16)	(0.30)	(0.51)	(0.94)
Net asset value, end of period	$15.87	$13.80	$12.61	$11.74	$10.78	$10.69
Total return[4]	18.34%	12.42%	8.85%	11.75%	6.03%	(31.55)%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.77%	0.81%	0.86%	0.89%	0.83%
Net expenses	0.78%	0.77%	0.78%	0.84%	0.89%	0.83%
Net investment income	2.97%	2.50%	3.22%	2.73%	4.88%	7.92%
Supplemental data
Portfolio turnover rate	21%	36%	8%	51%	109%	153%
Net assets, end of period (000s omitted)	$8,317	$6,918	$6,909	$7,123	$9,196	$8,927

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On March 31, 2013, fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on to the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	23

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to distribution in excess of current earnings and recognition of partnership income. At March 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(264,471)	$(99,608)	$364,079

As of March 31, 2013, the Fund had pre-enactment capital loss carryforwards incurred in taxable years beginning before December 22, 2010, which are available to offset future net realized capital gains, in the amount of $60,221,398 with $5,453,881 expiring in 2016; and $54,767,517 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

24	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2013, the inputs used in valuing investments in securities, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$359,580,288	$0	$0	$359,580,288
Preferred stocks	27,033,928	5,912,737	0	32,946,665
Warrants	0	2,550,268	0	2,550,268
Short-term investments
Investment companies	9,744,335	52,213,250	0	61,957,585
	$396,358,551	$60,676,255	$0	$457,034,806

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended March 31, 2013, the advisory fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Crow Point Partners, LLC is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage Utility and Telecommunications Fund	25

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 0.95% for Administrator Class shares, and 0.78% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2013, Wells Fargo Funds Distributor, LLC received $30,035 from the sale of Class A shares and $99, $7,369, and $563 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2013 were $76,331,663 and $98,519,903, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2013, the Fund entered into written options for economic hedging purposes.

During the year ended March 31, 2013, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at March 31, 2012	0	$ 0
Options written	1,860	121,425
Options expired	(810)	(32,285)
Options closed	(800)	(79,772)
Options exercised	(250)	(9,368)
Options outstanding at March 31, 2013	0	$ 0

As of March 31, 2013, the Fund did not have any open written options but had total premiums received that averaged $6,201 during the year ended March 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended March 31, 2013, the Fund paid $680 in commitment fees.

For the year ended March 31, 2013, there were no borrowings by the Fund under the agreement.

26	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $9,089,598 and $7,927,238 of ordinary income for the years ended March 31, 2013 and March 31, 2012, respectively.

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized gains (losses)	Capital loss carryforward
$137,387,182	$(60,221,398)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utility and telecommunications companies and, therefore, may be more affected by changes in the utility and telecommunications sectors than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage Utility and Telecommunications Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2010 to March 31, 2011, and each of the years or periods in the three-year period ended October 31,2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utility and Telecommunications Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2013

28	Wells Fargo Advantage Utility and Telecommunications Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $9,089,598 of income dividends paid during the fiscal year ended March 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 130 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Utility and Telecommunications Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 72 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Crow Point Partners, LLC (the “Sub-Adviser”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources, and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

32	Wells Fargo Advantage Utility and Telecommunications Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P Utilities Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees) custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of its expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board considered that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates for the Fund’s expense Groups for all classes. However, the Board viewed favorably the fact that the Management Rate for the Administrator Class, after taking advisory fee waivers and advisory fee caps into account, was in range of the median rate of its expense Group. The Board also viewed favorably the fact that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of its expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated extensive information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered an analysis of the profitability of Funds Management, as well as an analysis of the profitability of Wells Fargo as a whole, from providing services to the Fund. Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreement.

Other information (unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	33

The Board also received separate profitability information with respect to the Sub-Adviser, which is not affiliated with Funds Management. The Board did not deem the profits reported by the Sub-Adviser to be at a level that would prevent it from approving the continuation of the sub-advisory agreement.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates or the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates and the Sub-Adviser were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Utility and Telecommunications Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215911 05-13 A318/AR318 3-13

ITEM 2. CODE OF ETHICS

As of the end of the period, March 31, 2013, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form
N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended March 31, 2012 and March 31, 2013 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended March 31, 2012 and March 31, 2013, the Audit Fees were $2,677,575 and $3,169,133, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended March 31, 2012 and March 31, 2013 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended March 31, 2012 and March 31, 2013 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended March 31, 2012 and March 31, 2013, the Tax Fees were $127,680 and $137,610, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended March 31, 2012 and March 31, 2013, the Tax Fees were $248,635 and $261,874, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended March 31, 2012 and March 31, 2013.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended March 31, 2012 and March 31, 2013, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. PORTFOLIO OF INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust
By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President
Date:	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust
By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President
Date:	May 22, 2013
By:
/s/ Nancy Wiser
Nancy Wiser
Treasurer
Date:	May 22, 2013